UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2018
Conn's, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34956	06-1672840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2445 Technology Forest Blvd., Suite 800 The Woodlands, Texas	77381
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:  (936) 230-5899
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01. Other Events.

Conn's, Inc. (the “Company”) is filing this Current Report on Form 8-K to update the presentation of certain financial information and related disclosures contained in its Form 10-K for the fiscal year ended January 31, 2018 (the “2018 Form 10-K”) which was filed with the Securities and Exchange Commission (“SEC”) on April 5, 2018.
In accordance with the registration statement requirements of the SEC, the Company is required to revise previously issued financial statements when the adoption of a new accounting standard requires a retrospective application that materially revises those financial statements, if those financial statements are included, or are or will be incorporated by reference, in certain subsequent filings with the SEC. In connection with the filing of this Current Report on Form 8-K, the Company is filing an automatic shelf registration statement on Form S-3 (the “Form S-3ASR”), which incorporates by reference the information set forth in Exhibits 99.1 and 99.2 hereto.  The Form S-3ASR replaces the Company’s existing shelf registration statement on Form S-3 (File No. 333-211024) (the “Existing Shelf”), filed with the SEC on April 29, 2016.  Pursuant to applicable SEC rules, the Existing Shelf was scheduled to expire on April 29, 2019.
This Form 8-K retrospectively revises our financial statements as of January 31, 2018, and for all periods presented, to reflect the adoption of Accounting Standards Update (“ASU”)  2016-15-Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments and ASU 2016-18-Statement of Cash Flows (Topic 230): Restricted Cash.  This update is consistent with the presentation in the Company’s Form 10-Qs for the quarters ended April 30, 2018 and July 31, 2018 filed with the SEC on June 7, 2018 and September 4, 2018, respectively (the "First Quarter Form 10-Q" and "Second Quarter Form 10-Q").  The retrospectively revised Items contained in the Company’s 2018 Form 10-K are presented in Exhibits 99.1 and 99.2 to this Form 8-K.
The exhibits to this Current Report on Form 8-K supersede the following Items in the 2018 Form 10-K to reflect, retrospectively, the changes resulting from the adoption of the ASUs referenced above:
·                  Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”)
·                  Part II, Item 8. Financial Statements and Supplementary Data
All other information in the 2018 Form 10-K remains unchanged. Unaffected portions of the 2018 Form 10-K have not been repeated in, and are not amended or modified by, this Current Report on Form 8-K or Exhibits 99.1 and 99.2 to this Form 8-K.  This Current Report on Form 8-K does not reflect events occurring subsequent to the filing of the 2018 Form 10-K and does not modify or update the disclosures therein in any way, other than as required to reflect the reclassifications as described above and as set forth in the exhibits attached hereto. Without limitation to the foregoing, this Current Report on Form 8-K does not purport to update the MD&A in the 2018 Form 10-K for any information, uncertainties, risks, events or trends occurring or known to management. For developments since the filing of the 2018 Form 10-K, please refer to the First Quarter Form 10-Q and Second Quarter Form 10-Q, as well as other filings of the Company made with the SEC since the date of such filing. The information in this Current Report on Form 8-K should be read in conjunction with the 2018 Form 10-K and such subsequent filings.
Item 9.01. Financial Statements and Exhibits.
Exhibit No.        Description

23.1 *	Consent of Ernst & Young, LLP, Independent Registered Public Accounting Firm

99.1*	Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, revised only to reflect the adoption of recently issued accounting standards updates

99.2 *	Part II, Item 8. Financial Statements and Supplementary Data, revised only to reflect the adoption of recently issued accounting standards updates

101	XBRL Instance Document

* Filed herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONN'S, INC.
Date:	November 23, 2018	By:	/s/ Lee A. Wright
		Name:	Lee A. Wright
		Title:	Executive Vice President and Chief Financial Officer